INCOME TAXES - Deferred Income Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023
Deferred tax assets:
Allowance for expected credit loss	$ 9,916	$ 10,104
Net operating loss carry forwards	34,447	57,897
Impairment on equipment	3,622	3,691
Total deferred tax assets	47,985	71,692
Valuation allowance	(47,985)	(71,692)
Total deferred tax assets, net	$ 0	$ 0